Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Announces Record Third Quarter 2022 Financial Results
•Record Quarterly Revenues of $4.2 billion, a 22.0% Increase
•Record Quarterly Diluted Earnings Per Common Share from Continuing Operations of $12.57 per share, a 34.4% Increase
HOUSTON, October 26, 2022 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 203 dealerships located in the U.S. and U.K., today reported record quarterly financial results for the third quarter 2022.
Current quarter total revenues of $4.2 billion and diluted earnings per common share from continuing operations of $12.57 were the highest in Company history. Current quarter total revenues represent a 22.0% increase compared to prior year quarter total revenues of $3.4 billion. Current quarter diluted earnings per common share achieved a 34.4% increase over prior year quarter diluted earnings per common share from continuing operations of $9.35.
“Our team delivered another record quarter featuring substantial revenue and profit growth. Our consolidated vehicle and aftersales revenue growth for the quarter was well over 20% and our consolidated aftersales gross profit growth exceeded 25%. Our capital allocation also continues to fuel our strong performance with acquisitions in both of our operating markets during the quarter, bringing total revenues added to $3.1 billion over the past 18 months, and our share repurchase level is now over 20% of our total outstanding shares over the past 12 months,” said Earl J. Hesterberg, Group 1’s Chief Executive Officer.
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
Total revenues for the third quarter of 2022 (“current quarter”) were a record of $4.2 billion, a 22.0% increase compared to total revenues of $3.4 billion for the third quarter of 2021 (“prior year quarter”).
Net income from continuing operations for the current quarter was $197.1 million, a 14.2% increase compared to net income from continuing operations of $172.5 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $188.1 million, an 8.0% increase compared to adjusted net income from continuing operations of $174.1 million for the prior year quarter.

Current quarter diluted earnings per common share from continuing operations was a record of $12.57, a 34.4% increase over diluted earnings per common share from continuing operations of $9.35 for the prior year quarter.

Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $12.00, a 27.1% increase over adjusted diluted earnings per common share from continuing operations of $9.44 for the prior year quarter. Current quarter adjusted net income from continuing operations and adjusted diluted earnings per share from continuing operations excluded $10.8 million of after-tax gains on disposition activities. Current quarter and prior year quarter adjusted diluted earnings per common share from continuing operations excludes adjusted diluted earnings per common share from discontinued operations of $(0.09) and $0.18, respectively.

Third Quarter 2022 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	3Q22	Change	3Q22	Change
Total revenues	$4.2B	+22.0%	$3.5B	+3.6%
Total gross profit (“GP”)	$752.6M	+17.8%	$621.2M	(0.9)%
NV units sold	39,237	+17.6%	32,249	(1.5)%
NV GP per retail unit (“PRU”)	$5,267	+8.8%	$5,078	+5.1%
Used vehicle (“UV”) retail units sold	48,427	+13.9%	41,684	(0.4)%
UV retail GP PRU	$1,571	(31.2)%	$1,536	(33.2)%
Parts & service (“P&S”) GP	$285.1M	+25.7%	$239.0M	+7.6%
P&S Gross Margin	55.3%	+0.9%	54.5%	+0.1%
Finance and Insurance (“F&I”) revenues	$186.3M	+27.6%	$155.6M	+8.8%
F&I GP PRU	$2,125	+10.4%	$2,105	+9.8%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	59.9%	+101 bps	62.2%	+342 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	61.5%	+281 bps	61.9%	+328 bps
Corporate Development
In July 2022, the Company acquired three dealerships and a collision center in Louisiana, consisting of Mercedes-Benz, Sprinter, Land Rover, Jaguar, and Volvo franchises. This acquisition is expected to generate $110.0 million in annual revenues. In September 2022, the Company acquired a BMW/MINI dealership and a collision center in the U.K. This acquisition is expected to generate $80.0 million in annual revenues, bringing year-to-date total acquired expected annual revenues for the Company to $740.0 million. For the period January 1, 2021 to September 30, 2022, the Company has acquired total expected annual revenues of $3.2 billion.
In September 2022, the Company disposed of one dealership in Massachusetts and terminated one dealership in the U.K. These stores generated approximately $65.0 million in annualized revenues.
In July 2022, the Company closed on the disposition of its Brazilian operations.
Share Repurchase
During the current quarter, the Company repurchased 609,929 shares, representing approximately 3.6% of the Company’s current year beginning outstanding common shares, at an average price per common share of $172.84, for a total of $105.4 million. During the nine months ended September 30, 2022 (“current year”), the Company repurchased 2,047,658 shares, representing approximately 11.9% of the Company’s current year beginning outstanding common shares, at an average price per common share of $175.58, for a total of $359.5 million. As of September 30, 2022, the Company had an aggregate 15.2 million outstanding common shares and unvested restricted stock awards.
During the current quarter, the Company adopted a Rule 10b5-1 trading plan that was effective from October 3, 2022 to October 19, 2022. Under the plan, the Company repurchased an additional 638,072 shares subsequent to September 30, 2022, at an average price of $156.70, for a total cost of $100.0 million. After giving effect to share repurchases subsequent to September 30, 2022, our aggregate outstanding common shares and unvested restricted stock awards approximates 14.6 million shares. The Company currently has $64.1 million remaining on its Board authorized common share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Third Quarter 2022 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third quarter 2022 financial results. The conference call will be simulcast live on the Internet at group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Passcode:     6646921
A telephonic replay will be available following the call through November 2, 2022, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay Code:    8172086
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 203 automotive dealerships, 273 franchises, and 47 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 and the armed conflict in Ukraine on our business and the supply chains upon which our business is dependent, (j) the impacts of continued inflation and any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

Investor contacts:
Jason Babbitt
Vice President, Treasurer
Group 1 Automotive, Inc.
jbabbitt@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30,
	2022	2021	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,883.3	$1,513.9	$369.5	24.4%
Used vehicle retail sales	1,488.6	1,230.4	258.3	21.0%
Used vehicle wholesale sales	89.6	106.0	(16.5)	(15.5)%
Parts and service sales	515.6	416.5	99.1	23.8%
Finance, insurance and other, net	186.3	146.0	40.3	27.6%
Total revenues	4,163.4	3,412.8	750.6	22.0%
COST OF SALES:
New vehicle retail sales	1,676.7	1,352.4	324.3	24.0%
Used vehicle retail sales	1,412.6	1,133.3	279.2	24.6%
Used vehicle wholesale sales	91.1	98.7	(7.6)	(7.7)%
Parts and service sales	230.5	189.7	40.8	21.5%
Total cost of sales	3,410.8	2,774.1	636.7	23.0%
GROSS PROFIT	752.6	638.7	113.9	17.8%
Selling, general and administrative expenses	450.9	376.3	74.7	19.8%
Depreciation and amortization expense	21.8	19.2	2.6	13.5%
Asset impairments	—	1.7	(1.7)	(100.0)%
INCOME FROM OPERATIONS	279.9	241.5	38.4	15.9%
Floorplan interest expense	6.5	4.3	2.2	50.1%
Other interest expense, net	19.6	13.1	6.5	49.9%
Other income	(3.4)	—	(3.4)	(100.0)%
INCOME BEFORE INCOME TAXES	257.2	224.1	33.1	14.8%
Provision for income taxes	60.2	51.6	8.6	16.6%
Net income from continuing operations	197.1	172.5	24.5	14.2%
Net loss from discontinued operations	(1.3)	(0.4)	(0.9)	216.9%
NET INCOME	$195.7	$172.1	$23.6	13.7%
Less: Earnings allocated to participating securities	5.4	5.7	(0.3)	(5.3)%
Net income available to diluted common shares	$190.3	$166.4	$23.9	14.4%
Diluted earnings per share from continuing operations	$12.57	$9.35	$3.21	34.4%
Diluted loss per share from discontinued operations	$(0.09)	$(0.02)	$(0.06)	272.6%
DILUTED EARNINGS PER SHARE	$12.48	$9.33	$3.15	33.8%
Weighted average dilutive common shares outstanding	15.2	17.8	(2.6)	(14.5)%
Weighted average participating securities	0.4	0.6	(0.2)	(29.5)%
Total weighted average shares	15.7	18.4	(2.8)	(15.0)%
Effective tax rate on continuing operations	23.4%	23.0%	0.4%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30,
	2022	2021	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$5,479.8	$4,828.6	$651.1	13.5%
Used vehicle retail sales	4,353.9	3,302.3	1,051.7	31.8%
Used vehicle wholesale sales	278.9	278.0	0.9	0.3%
Parts and service sales	1,491.1	1,152.2	338.9	29.4%
Finance, insurance and other, net	549.5	431.3	118.2	27.4%
Total revenues	12,153.1	9,992.3	2,160.8	21.6%
COST OF SALES:
New vehicle retail sales	4,861.6	4,411.4	450.2	10.2%
Used vehicle retail sales	4,100.6	3,038.6	1,062.0	34.9%
Used vehicle wholesale sales	276.8	257.9	18.9	7.3%
Parts and service sales	668.5	515.0	153.5	29.8%
Total cost of sales	9,907.4	8,222.9	1,684.5	20.5%
GROSS PROFIT	2,245.8	1,769.5	476.3	26.9%
Selling, general and administrative expenses	1,329.6	1,056.2	273.3	25.9%
Depreciation and amortization expense	65.9	56.8	9.1	16.1%
Asset impairments	0.8	1.7	(0.9)	(52.6)%
INCOME FROM OPERATIONS	849.4	654.7	194.7	29.7%
Floorplan interest expense	17.7	20.5	(2.8)	(13.7)%
Other interest expense, net	55.5	39.8	15.7	39.5%
Other income	(3.4)	—	(3.4)	(100.0)%
INCOME BEFORE INCOME TAXES	779.6	594.4	185.2	31.2%
Provision for income taxes	182.1	132.2	50.0	37.8%
Net income from continuing operations	597.5	462.2	135.3	29.3%
Net (loss) income from discontinued operations	(2.9)	2.8	(5.7)	(204.0)%
NET INCOME	$594.6	$465.0	$129.6	27.9%
Less: Earnings allocated to participating securities	16.6	15.6	1.0	6.5%
Net income available to diluted common shares	$578.0	$449.4	$128.5	28.6%
Diluted earnings per share from continuing operations	$36.43	$25.05	$11.37	45.4%
Diluted (loss) earnings per share from discontinued operations	$(0.18)	$0.15	$(0.33)	(217.4)%
DILUTED EARNINGS PER SHARE	$36.25	$25.21	$11.04	43.8%
Weighted average dilutive common shares outstanding	15.9	17.8	(1.9)	(10.6)%
Weighted average participating securities	0.5	0.6	(0.2)	(26.2)%
Total weighted average shares	16.4	18.5	(2.0)	(11.1)%
Effective tax rate on continuing operations	23.4%	22.2%	1.1%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	September 30, 2022	December 31, 2021	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$20.5	$14.9	$5.6	37.7%
Inventories, net	$1,185.6	$1,073.1	$112.5	10.5%
Floorplan notes payable, net (1)	$745.9	$531.0	$214.9	40.5%
Total debt	$1,942.4	$2,035.7	$(93.3)	(4.6)%
Total equity	$2,214.1	$1,825.2	$388.9	21.3%
(1) Amounts are net of offset accounts of $218.5 and $271.9, respectively.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	80.9%	77.9%	80.9%	80.7%
United Kingdom	19.1%	22.1%	19.1%	19.3%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	25.2%	25.9%	24.3%	25.6%
Volkswagen/Audi/Porsche/SEAT/SKODA	16.1%	17.3%	15.7%	15.9%
BMW/MINI	12.9%	12.1%	12.7%	11.2%
Ford/Lincoln	7.7%	8.2%	8.2%	8.6%
Honda/Acura	6.1%	7.9%	6.9%	8.7%
Chevrolet/GMC/Buick/Cadillac	7.0%	6.2%	6.5%	6.9%
Mercedes-Benz/Sprinter	6.2%	4.1%	6.2%	4.7%
Chrysler/Dodge/Jeep/RAM	5.2%	3.9%	5.1%	4.1%
Hyundai/Kia/Genesis	4.8%	5.4%	4.9%	5.4%
Nissan	2.9%	5.8%	3.6%	5.7%
Subaru	2.7%	1.5%	2.7%	1.4%
Jaguar/Land Rover	1.7%	1.5%	1.5%	1.7%
Mazda	1.3%	—%	1.2%	—%
Other	0.3%	0.1%	0.3%	—%
	100.0%	100.0%	100.0%	100.0%

	September 30, 2022	December 31, 2021	September 30, 2021
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	16	12	13
Used vehicle inventory	34	42	30
U.S.
New vehicle inventory	15	9	11
Used vehicle inventory	31	36	25
U.K.
New vehicle inventory	20	33	19
Used vehicle inventory	46	66	42
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,883.3	$1,513.9	$369.5	24.4%	$(53.8)	28.0%
Used vehicle retail sales	1,488.6	1,230.4	258.3	21.0%	(47.3)	24.8%
Used vehicle wholesale sales	89.6	106.0	(16.5)	(15.5)%	(4.9)	(11.0)%
Total used	1,578.2	1,336.4	241.8	18.1%	(52.2)	22.0%
Parts and service sales	515.6	416.5	99.1	23.8%	(10.7)	26.4%
F&I, net	186.3	146.0	40.3	27.6%	(2.8)	29.5%
Total revenues	$4,163.4	$3,412.8	$750.6	22.0%	$(119.5)	25.5%
Gross profit:
New vehicle retail sales	$206.7	$161.5	$45.2	28.0%	$(4.9)	31.0%
Used vehicle retail sales	76.1	97.0	(21.0)	(21.6)%	(2.7)	(18.9)%
Used vehicle wholesale sales	(1.5)	7.4	(8.9)	(120.8)%	—	(121.4)%
Total used	74.5	104.4	(29.9)	(28.6)%	(2.6)	(26.1)%
Parts and service sales	285.1	226.8	58.4	25.7%	(6.3)	28.5%
F&I, net	186.3	146.0	40.3	27.6%	(2.8)	29.5%
Total gross profit	$752.6	$638.7	$113.9	17.8%	$(16.6)	20.4%
Gross margin:
New vehicle retail sales	11.0%	10.7%	0.3%
Used vehicle retail sales	5.1%	7.9%	(2.8)%
Used vehicle wholesale sales	(1.7)%	7.0%	(8.7)%
Total used	4.7%	7.8%	(3.1)%
Parts and service sales	55.3%	54.4%	0.9%
Total gross margin	18.1%	18.7%	(0.6)%
Units sold:
Retail new vehicles sold	39,237	33,365	5,872	17.6%
Retail used vehicles sold	48,427	42,514	5,913	13.9%
Wholesale used vehicles sold	9,456	10,960	(1,504)	(13.7)%
Total used	57,883	53,474	4,409	8.2%
Average sales price per unit sold:
New vehicle retail	$47,999	$45,373	$2,626	5.8%	$(1,370)	8.8%
Used vehicle retail	$30,740	$28,941	$1,799	6.2%	$(977)	9.6%
Gross profit per unit sold:
New vehicle retail sales	$5,267	$4,840	$427	8.8%	$(125)	11.4%
Used vehicle retail sales	$1,571	$2,282	$(712)	(31.2)%	$(55)	(28.8)%
Used vehicle wholesale sales	$(162)	$673	$(835)	(124.1)%	$5	(124.8)%
Total used	$1,288	$1,953	$(665)	(34.1)%	$(45)	(31.7)%
F&I PRU	$2,125	$1,925	$201	10.4%	$(32)	12.1%
Other:
SG&A expenses	$450.9	$376.3	$74.7	19.8%	$(11.3)	22.9%
Adjusted SG&A expenses (1)	$463.1	$375.1	$88.1	23.5%	$(11.1)	26.4%
SG&A as % gross profit	59.9%	58.9%	1.0%
Adjusted SG&A as % gross profit (1)	61.5%	58.7%	2.8%
Operating margin %	6.7%	7.1%	(0.4)%
Adjusted operating margin % (1)	6.4%	7.2%	(0.7)%
Pretax margin %	6.2%	6.6%	(0.4)%
Adjusted pretax margin % (1)	5.9%	6.6%	(0.7)%
Floorplan expense:
Floorplan interest expense	$6.5	$4.3	$2.2	50.1%	$(0.2)	55.1%
Less: Floorplan assistance (2)	13.9	12.2	1.8	14.4%	—	14.4%
Net floorplan expense	$(7.4)	$(7.8)	$0.4		$(0.2)
Adjusted floorplan interest expense (1)	$6.5	$5.2	$1.3	24.7%	$(0.2)	28.8%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$5,479.8	$4,828.6	$651.1	13.5%	$(97.6)	15.5%
Used vehicle retail sales	4,353.9	3,302.3	1,051.7	31.8%	(91.5)	34.6%
Used vehicle wholesale sales	278.9	278.0	0.9	0.3%	(10.0)	3.9%
Total used	4,632.8	3,580.3	1,052.5	29.4%	(101.4)	32.2%
Parts and service sales	1,491.1	1,152.2	338.9	29.4%	(19.0)	31.1%
F&I, net	549.5	431.3	118.2	27.4%	(5.4)	28.7%
Total revenues	$12,153.1	$9,992.3	$2,160.8	21.6%	$(223.4)	23.9%
Gross profit:
New vehicle retail sales	$618.2	$417.2	$201.0	48.2%	$(9.0)	50.3%
Used vehicle retail sales	253.4	263.7	(10.3)	(3.9)%	(5.0)	(2.0)%
Used vehicle wholesale sales	2.1	20.1	(18.0)	(89.7)%	0.2	(90.6)%
Total used	255.5	283.7	(28.3)	(10.0)%	(4.8)	(8.3)%
Parts and service sales	822.6	637.2	185.4	29.1%	(11.3)	30.9%
F&I, net	549.5	431.3	118.2	27.4%	(5.4)	28.7%
Total gross profit	$2,245.8	$1,769.5	$476.3	26.9%	$(30.6)	28.6%
Gross margin:
New vehicle retail sales	11.3%	8.6%	2.6%
Used vehicle retail sales	5.8%	8.0%	(2.2)%
Used vehicle wholesale sales	0.7%	7.2%	(6.5)%
Total used	5.5%	7.9%	(2.4)%
Parts and service sales	55.2%	55.3%	(0.1)%
Total gross margin	18.5%	17.7%	0.8%
Units sold:
Retail new vehicles sold	114,792	110,499	4,293	3.9%
Retail used vehicles sold	141,140	124,559	16,581	13.3%
Wholesale used vehicles sold	28,069	31,268	(3,199)	(10.2)%
Total used	169,209	155,827	13,382	8.6%
Average sales price per unit sold:
New vehicle retail	$47,736	$43,698	$4,038	9.2%	$(850)	11.2%
Used vehicle retail	$30,848	$26,512	$4,337	16.4%	$(648)	18.8%
Gross profit per unit sold:
New vehicle retail sales	$5,385	$3,776	$1,609	42.6%	$(79)	44.7%
Used vehicle retail sales	$1,795	$2,117	$(322)	(15.2)%	$(35)	(13.5)%
Used vehicle wholesale sales	$73	$642	$(568)	(88.6)%	$6	(89.5)%
Total used	$1,510	$1,821	$(311)	(17.1)%	$(29)	(15.5)%
F&I PRU	$2,147	$1,835	$312	17.0%	$(21)	18.2%
Other:
SG&A expenses	$1,329.6	$1,056.2	$273.3	25.9%	$(20.6)	27.8%
Adjusted SG&A expenses (1)	$1,366.3	$1,054.9	$311.4	29.5%	$(20.4)	31.5%
SG&A as % gross profit	59.2%	59.7%	(0.5)%
Adjusted SG&A as % gross profit (1)	60.8%	59.6%	1.2%
Operating margin %	7.0%	6.6%	0.4%
Adjusted operating margin % (1)	6.7%	6.6%	0.1%
Pretax margin %	6.4%	5.9%	0.5%
Adjusted pretax margin % (1)	6.1%	6.0%	0.1%
Floorplan expense:
Floorplan interest expense	$17.7	$20.5	$(2.8)	(13.7)%	$(0.4)	(11.7)%
Less: Floorplan assistance (2)	42.1	40.6	1.5	3.6%	—	3.6%
Net floorplan expense	$(24.4)	$(20.1)	$(4.3)		$(0.4)
Adjusted floorplan interest expense (1)	$17.7	$19.1	$(1.4)	(7.2)%	$(0.4)	(5.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,586.9	$1,208.5	$378.4	31.3%
Used vehicle retail sales	1,212.1	902.3	309.8	34.3%
Used vehicle wholesale sales	61.3	68.0	(6.7)	(9.8)%
Total used	1,273.4	970.3	303.1	31.2%
Parts and service sales	453.8	353.1	100.7	28.5%
F&I, net	170.2	130.5	39.8	30.5%
Total revenues	$3,484.3	$2,662.4	$821.9	30.9%
Gross profit:
New vehicle retail sales	$180.7	$140.0	$40.7	29.1%
Used vehicle retail sales	60.6	73.1	(12.5)	(17.1)%
Used vehicle wholesale sales	(1.3)	3.2	(4.5)	(139.3)%
Total used	59.3	76.3	(17.0)	(22.2)%
Parts and service sales	249.0	188.2	60.7	32.3%
F&I, net	170.2	130.5	39.8	30.5%
Total gross profit	$659.3	$535.0	$124.3	23.2%
Gross margin:
New vehicle retail sales	11.4%	11.6%	(0.2)%
Used vehicle retail sales	5.0%	8.1%	(3.1)%
Used vehicle wholesale sales	(2.1)%	4.8%	(6.8)%
Total used	4.7%	7.9%	(3.2)%
Parts and service sales	54.9%	53.3%	1.6%
Total gross margin	18.9%	20.1%	(1.2)%
Units sold:
Retail new vehicles sold	31,745	25,984	5,761	22.2%
Retail used vehicles sold	38,172	31,704	6,468	20.4%
Wholesale used vehicles sold	6,453	6,758	(305)	(4.5)%
Total used	44,625	38,462	6,163	16.0%
Average sales price per unit sold:
New vehicle retail	$49,990	$46,510	$3,480	7.5%
Used vehicle retail	$31,754	$28,461	$3,293	11.6%
Gross profit per unit sold:
New vehicle retail sales	$5,693	$5,388	$304	5.7%
Used vehicle retail sales	$1,588	$2,305	$(717)	(31.1)%
Used vehicle wholesale sales	$(197)	$478	$(675)	(141.2)%
Total used	$1,330	$1,984	$(654)	(33.0)%
F&I PRU	$2,435	$2,261	$174	7.7%
Other:
SG&A expenses	$385.8	$308.7	$77.1	25.0%
Adjusted SG&A expenses (1)	$399.3	$308.1	$91.2	29.6%
SG&A as % gross profit	58.5%	57.7%	0.8%
Adjusted SG&A as % gross profit (1)	60.6%	57.6%	3.0%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$4,581.8	$3,958.9	$622.9	15.7%
Used vehicle retail sales	3,447.6	2,481.7	965.9	38.9%
Used vehicle wholesale sales	177.6	179.6	(1.9)	(1.1)%
Total used	3,625.3	2,661.3	963.9	36.2%
Parts and service sales	1,307.7	982.0	325.7	33.2%
F&I, net	498.1	389.4	108.7	27.9%
Total revenues	$10,012.8	$7,991.6	$2,021.2	25.3%
Gross profit:
New vehicle retail sales	$538.5	$362.6	$175.9	48.5%
Used vehicle retail sales	203.0	210.7	(7.8)	(3.7)%
Used vehicle wholesale sales	3.8	13.6	(9.7)	(71.7)%
Total used	206.8	224.3	(17.5)	(7.8)%
Parts and service sales	713.1	535.1	178.0	33.3%
F&I, net	498.1	389.4	108.7	27.9%
Total gross profit	$1,956.5	$1,511.4	$445.1	29.5%
Gross margin:
New vehicle retail sales	11.8%	9.2%	2.6%
Used vehicle retail sales	5.9%	8.5%	(2.6)%
Used vehicle wholesale sales	2.2%	7.6%	(5.4)%
Total used	5.7%	8.4%	(2.7)%
Parts and service sales	54.5%	54.5%	—%
Total gross margin	19.5%	18.9%	0.6%
Units sold:
Retail new vehicles sold	92,870	89,183	3,687	4.1%
Retail used vehicles sold	110,635	96,143	14,492	15.1%
Wholesale used vehicles sold	18,513	19,804	(1,291)	(6.5)%
Total used	129,148	115,947	13,201	11.4%
Average sales price per unit sold:
New vehicle retail	$49,335	$44,391	$4,945	11.1%
Used vehicle retail	$31,162	$25,813	$5,349	20.7%
Gross profit per unit sold:
New vehicle retail sales	$5,799	$4,066	$1,733	42.6%
Used vehicle retail sales	$1,834	$2,192	$(357)	(16.3)%
Used vehicle wholesale sales	$207	$685	$(478)	(69.8)%
Total used	$1,601	$1,934	$(333)	(17.2)%
F&I PRU	$2,448	$2,101	$346	16.5%
Other:
SG&A expenses	$1,133.0	$883.0	$250.1	28.3%
Adjusted SG&A expenses (1)	$1,168.4	$882.8	$285.6	32.3%
SG&A as % gross profit	57.9%	58.4%	(0.5)%
Adjusted SG&A as % gross profit (1)	59.7%	58.4%	1.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$296.4	$305.4	$(9.0)	(2.9)%	$(53.8)	14.7%
Used vehicle retail sales	276.5	328.0	(51.5)	(15.7)%	(47.3)	(1.3)%
Used vehicle wholesale sales	28.3	38.1	(9.8)	(25.7)%	(4.9)	(12.9)%
Total used	304.8	366.1	(61.3)	(16.7)%	(52.2)	(2.5)%
Parts and service sales	61.8	63.4	(1.5)	(2.4)%	(10.7)	14.5%
F&I, net	16.1	15.6	0.5	3.1%	(2.8)	21.1%
Total revenues	$679.1	$750.4	$(71.3)	(9.5)%	$(119.5)	6.4%
Gross profit:
New vehicle retail sales	$25.9	$21.5	$4.5	20.8%	$(4.9)	43.7%
Used vehicle retail sales	15.5	23.9	(8.5)	(35.5)%	(2.7)	(24.4)%
Used vehicle wholesale sales	(0.3)	4.1	(4.4)	(106.3)%	—	(107.4)%
Total used	15.2	28.1	(12.9)	(45.9)%	(2.6)	(36.6)%
Parts and service sales	36.1	38.5	(2.4)	(6.2)%	(6.3)	10.1%
F&I, net	16.1	15.6	0.5	3.1%	(2.8)	21.1%
Total gross profit	$93.3	$103.7	$(10.3)	(10.0)%	$(16.6)	6.0%
Gross margin:
New vehicle retail sales	8.8%	7.0%	1.7%
Used vehicle retail sales	5.6%	7.3%	(1.7)%
Used vehicle wholesale sales	(0.9)%	10.9%	(11.8)%
Total used	5.0%	7.7%	(2.7)%
Parts and service sales	58.4%	60.8%	(2.4)%
Total gross margin	13.7%	13.8%	(0.1)%
Units sold:
Retail new vehicles sold	7,492	7,381	111	1.5%
Retail used vehicles sold	10,255	10,810	(555)	(5.1)%
Wholesale used vehicles sold	3,003	4,202	(1,199)	(28.5)%
Total used	13,258	15,012	(1,754)	(11.7)%
Average sales price per unit sold:
New vehicle retail	$39,563	$41,370	$(1,808)	(4.4)%	$(7,177)	13.0%
Used vehicle retail	$26,967	$30,346	$(3,380)	(11.1)%	$(4,611)	4.1%
Gross profit per unit sold:
New vehicle retail sales	$3,464	$2,910	$554	19.0%	$(655)	41.6%
Used vehicle retail sales	$1,507	$2,215	$(709)	(32.0)%	$(259)	(20.3)%
Used vehicle wholesale sales	$(87)	$987	$(1,074)	(108.8)%	$15	(110.3)%
Total used	$1,146	$1,872	$(726)	(38.8)%	$(197)	(28.2)%
F&I PRU	$905	$857	$49	5.7%	$(158)	24.1%
Other:
SG&A expenses	$65.1	$67.6	$(2.5)	(3.6)%	$(11.3)	13.1%
Adjusted SG&A expenses (1)	$63.8	$67.0	$(3.2)	(4.7)%	$(11.1)	11.8%
SG&A as % gross profit	69.8%	65.2%	4.6%
Adjusted SG&A as % gross profit (1)	68.4%	64.6%	3.8%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$898.0	$869.7	$28.3	3.3%	$(97.6)	14.5%
Used vehicle retail sales	906.3	820.5	85.8	10.5%	(91.5)	21.6%
Used vehicle wholesale sales	101.2	98.4	2.8	2.8%	(10.0)	12.9%
Total used	1,007.5	919.0	88.6	9.6%	(101.4)	20.7%
Parts and service sales	183.4	170.2	13.2	7.7%	(19.0)	18.9%
F&I, net	51.4	41.9	9.6	22.8%	(5.4)	35.7%
Total revenues	$2,140.3	$2,000.7	$139.6	7.0%	$(223.4)	18.1%
Gross profit:
New vehicle retail sales	$79.6	$54.6	$25.0	45.8%	$(9.0)	62.3%
Used vehicle retail sales	50.4	52.9	(2.5)	(4.7)%	(5.0)	4.7%
Used vehicle wholesale sales	(1.8)	6.5	(8.3)	(127.2)%	0.2	(129.9)%
Total used	48.7	59.5	(10.8)	(18.1)%	(4.8)	(10.0)%
Parts and service sales	109.5	102.1	7.4	7.2%	(11.3)	18.3%
F&I, net	51.4	41.9	9.6	22.8%	(5.4)	35.7%
Total gross profit	$289.2	$258.1	$31.2	12.1%	$(30.6)	23.9%
Gross margin:
New vehicle retail sales	8.9%	6.3%	2.6%
Used vehicle retail sales	5.6%	6.5%	(0.9)%
Used vehicle wholesale sales	(1.7)%	6.6%	(8.4)%
Total used	4.8%	6.5%	(1.6)%
Parts and service sales	59.7%	60.0%	(0.3)%
Total gross margin	13.5%	12.9%	0.6%
Units sold:
Retail new vehicles sold	21,922	21,316	606	2.8%
Retail used vehicles sold	30,505	28,416	2,089	7.4%
Wholesale used vehicles sold	9,556	11,464	(1,908)	(16.6)%
Total used	40,061	39,880	181	0.5%
Average sales price per unit sold:
New vehicle retail	$40,962	$40,800	$162	0.4%	$(4,452)	11.3%
Used vehicle retail	$29,711	$28,876	$835	2.9%	$(2,999)	13.3%
Gross profit per unit sold:
New vehicle retail sales	$3,633	$2,563	$1,070	41.8%	$(412)	57.8%
Used vehicle retail sales	$1,653	$1,863	$(210)	(11.3)%	$(164)	(2.5)%
Used vehicle wholesale sales	$(185)	$568	$(753)	(132.6)%	$19	(135.9)%
Total used	$1,215	$1,491	$(276)	(18.5)%	$(121)	(10.4)%
F&I PRU	$981	$842	$139	16.5%	$(103)	28.7%
Other:
SG&A expenses	$196.6	$173.3	$23.3	13.4%	$(20.6)	25.3%
Adjusted SG&A expenses (1)	$197.9	$172.1	$25.8	15.0%	$(20.4)	26.9%
SG&A as % gross profit	68.0%	67.1%	0.8%
Adjusted SG&A as % gross profit (1)	68.4%	66.7%	1.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,534.6	$1,487.1	$47.5	3.2%	$(52.8)	6.7%
Used vehicle retail sales	1,271.4	1,213.6	57.8	4.8%	(46.8)	8.6%
Used vehicle wholesale sales	76.5	104.6	(28.2)	(26.9)%	(4.8)	(22.3)%
Total used	1,347.9	1,318.3	29.6	2.2%	(51.6)	6.2%
Parts and service sales	438.8	408.6	30.2	7.4%	(10.1)	9.9%
F&I, net	155.6	143.0	12.6	8.8%	(2.8)	10.8%
Total revenues	$3,476.9	$3,357.0	$119.9	3.6%	$(117.4)	7.1%
Gross profit:
New vehicle retail sales	$163.7	$158.1	$5.6	3.6%	$(4.8)	6.6%
Used vehicle retail sales	64.0	96.3	(32.2)	(33.5)%	(2.6)	(30.8)%
Used vehicle wholesale sales	(1.2)	7.3	(8.5)	(115.9)%	—	(116.5)%
Total used	62.9	103.6	(40.7)	(39.3)%	(2.6)	(36.9)%
Parts and service sales	239.0	222.1	16.8	7.6%	(6.0)	10.3%
F&I, net	155.6	143.0	12.6	8.8%	(2.8)	10.8%
Total gross profit	$621.2	$626.9	$(5.7)	(0.9)%	$(16.2)	1.7%
Gross margin:
New vehicle retail sales	10.7%	10.6%	—%
Used vehicle retail sales	5.0%	7.9%	(2.9)%
Used vehicle wholesale sales	(1.5)%	7.0%	(8.5)%
Total used	4.7%	7.9%	(3.2)%
Parts and service sales	54.5%	54.4%	0.1%
Total gross margin	17.9%	18.7%	(0.8)%
Units sold:
Retail new vehicles sold	32,249	32,734	(485)	(1.5)%
Retail used vehicles sold	41,684	41,866	(182)	(0.4)%
Wholesale used vehicles sold	7,911	10,755	(2,844)	(26.4)%
Total used	49,595	52,621	(3,026)	(5.8)%
Average sales price per unit sold:
New vehicle retail	$47,586	$45,431	$2,155	4.7%	$(1,638)	8.3%
Used vehicle retail	$30,502	$28,988	$1,513	5.2%	$(1,122)	9.1%
Gross profit per unit sold:
New vehicle retail sales	$5,078	$4,831	$247	5.1%	$(149)	8.2%
Used vehicle retail sales	$1,536	$2,299	$(764)	(33.2)%	$(62)	(30.5)%
Used vehicle wholesale sales	$(147)	$682	$(829)	(121.6)%	$6	(122.4)%
Total used	$1,267	$1,969	$(702)	(35.6)%	$(52)	(33.0)%
F&I PRU	$2,105	$1,917	$188	9.8%	$(38)	11.8%
Other:
SG&A expenses	$386.3	$368.4	$17.9	4.9%	$(11.1)	7.9%
Adjusted SG&A expenses (1)	$384.2	$367.2	$17.0	4.6%	$(10.8)	7.6%
SG&A as % gross profit	62.2%	58.8%	3.4%
Adjusted SG&A as % gross profit (1)	61.9%	58.6%	3.3%
Operating margin %	6.2%	7.1%	(0.9)%
Adjusted operating margin % (1)	6.3%	7.2%	(0.9)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$4,468.0	$4,759.1	$(291.2)	(6.1)%	$(93.3)	(4.2)%
Used vehicle retail sales	3,701.3	3,262.1	439.2	13.5%	(86.0)	16.1%
Used vehicle wholesale sales	234.9	275.0	(40.1)	(14.6)%	(9.5)	(11.1)%
Total used	3,936.2	3,537.1	399.1	11.3%	(95.5)	14.0%
Parts and service sales	1,271.6	1,132.4	139.2	12.3%	(17.5)	13.8%
F&I, net	462.2	424.3	37.8	8.9%	(5.2)	10.1%
Total revenues	$10,137.8	$9,852.9	$284.9	2.9%	$(211.5)	5.0%
Gross profit:
New vehicle retail sales	$493.9	$410.4	$83.6	20.4%	$(8.6)	22.5%
Used vehicle retail sales	212.9	261.2	(48.3)	(18.5)%	(4.7)	(16.7)%
Used vehicle wholesale sales	1.0	19.9	(18.9)	(94.9)%	0.2	(95.7)%
Total used	213.9	281.1	(67.2)	(23.9)%	(4.5)	(22.3)%
Parts and service sales	688.9	625.8	63.1	10.1%	(10.6)	11.8%
F&I, net	462.2	424.3	37.8	8.9%	(5.2)	10.1%
Total gross profit	$1,858.9	$1,741.6	$117.3	6.7%	$(28.9)	8.4%
Gross margin:
New vehicle retail sales	11.1%	8.6%	2.4%
Used vehicle retail sales	5.8%	8.0%	(2.3)%
Used vehicle wholesale sales	0.4%	7.2%	(6.8)%
Total used	5.4%	7.9%	(2.5)%
Parts and service sales	54.2%	55.3%	(1.1)%
Total gross margin	18.3%	17.7%	0.7%
Units sold:
Retail new vehicles sold	93,713	108,897	(15,184)	(13.9)%
Retail used vehicles sold	120,077	122,933	(2,856)	(2.3)%
Wholesale used vehicles sold	22,885	30,827	(7,942)	(25.8)%
Total used	142,962	153,760	(10,798)	(7.0)%
Average sales price per unit sold:
New vehicle retail	$47,677	$43,703	$3,974	9.1%	$(995)	11.4%
Used vehicle retail	$30,824	$26,535	$4,289	16.2%	$(716)	18.9%
Gross profit per unit sold:
New vehicle retail sales	$5,271	$3,769	$1,502	39.9%	$(92)	42.3%
Used vehicle retail sales	$1,773	$2,124	$(352)	(16.6)%	$(39)	(14.7)%
Used vehicle wholesale sales	$44	$646	$(601)	(93.1)%	$7	(94.2)%
Total used	$1,496	$1,828	$(332)	(18.2)%	$(32)	(16.4)%
F&I PRU	$2,162	$1,830	$331	18.1%	$(24)	19.4%
Other:
SG&A expenses	$1,133.4	$1,038.2	$95.2	9.2%	$(19.5)	11.0%
Adjusted SG&A expenses (1)	$1,131.3	$1,035.7	$95.6	9.2%	$(19.2)	11.1%
SG&A as % gross profit	61.0%	59.6%	1.4%
Adjusted SG&A as % gross profit (1)	60.9%	59.5%	1.4%
Operating margin %	6.6%	6.6%	—%
Adjusted operating margin % (1)	6.6%	6.6%	—%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,242.6	$1,181.8	$60.8	5.1%
Used vehicle retail sales	997.2	885.6	111.6	12.6%
Used vehicle wholesale sales	48.4	66.6	(18.2)	(27.3)%
Total used	1,045.6	952.2	93.4	9.8%
Parts and service sales	380.2	348.0	32.1	9.2%
F&I, net	139.6	127.4	12.2	9.6%
Total revenues	$2,808.0	$2,609.4	$198.6	7.6%
Gross profit:
New vehicle retail sales	$138.2	$136.7	$1.6	1.2%
Used vehicle retail sales	48.8	72.3	(23.5)	(32.5)%
Used vehicle wholesale sales	(0.9)	3.2	(4.1)	(128.4)%
Total used	47.9	75.5	(27.6)	(36.6)%
Parts and service sales	204.1	184.9	19.2	10.4%
F&I, net	139.6	127.4	12.2	9.6%
Total gross profit	$529.9	$524.5	$5.4	1.0%
Gross margin:
New vehicle retail sales	11.1%	11.6%	(0.4)%
Used vehicle retail sales	4.9%	8.2%	(3.3)%
Used vehicle wholesale sales	(1.9)%	4.8%	(6.7)%
Total used	4.6%	7.9%	(3.3)%
Parts and service sales	53.7%	53.1%	0.6%
Total gross margin	18.9%	20.1%	(1.2)%
Units sold:
Retail new vehicles sold	24,854	25,353	(499)	(2.0)%
Retail used vehicles sold	31,518	31,056	462	1.5%
Wholesale used vehicles sold	4,925	6,553	(1,628)	(24.8)%
Total used	36,443	37,609	(1,166)	(3.1)%
Average sales price per unit sold:
New vehicle retail	$49,996	$46,613	$3,383	7.3%
Used vehicle retail	$31,640	$28,516	$3,124	11.0%
Gross profit per unit sold:
New vehicle retail sales	$5,562	$5,390	$172	3.2%
Used vehicle retail sales	$1,549	$2,329	$(780)	(33.5)%
Used vehicle wholesale sales	$(184)	$486	$(670)	(137.8)%
Total used	$1,315	$2,008	$(693)	(34.5)%
F&I PRU	$2,477	$2,259	$218	9.7%
Other:
SG&A expenses	$322.7	$302.0	$20.7	6.9%
Adjusted SG&A expenses (1)	$321.9	$301.4	$20.5	6.8%
SG&A as % gross profit	60.9%	57.6%	3.3%
Adjusted SG&A as % gross profit (1)	60.7%	57.5%	3.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,623.5	$3,889.8	$(266.3)	(6.8)%
Used vehicle retail sales	2,869.8	2,442.5	427.3	17.5%
Used vehicle wholesale sales	139.9	176.7	(36.8)	(20.8)%
Total used	3,009.7	2,619.2	390.5	14.9%
Parts and service sales	1,104.8	970.4	134.4	13.9%
F&I, net	413.6	382.5	31.1	8.1%
Total revenues	$8,151.7	$7,861.9	$289.7	3.7%
Gross profit:
New vehicle retail sales	$419.5	$355.8	$63.7	17.9%
Used vehicle retail sales	166.9	208.3	(41.3)	(19.9)%
Used vehicle wholesale sales	2.6	13.3	(10.8)	(80.7)%
Total used	169.5	221.6	(52.1)	(23.5)%
Parts and service sales	589.0	527.5	61.4	11.6%
F&I, net	413.6	382.5	31.1	8.1%
Total gross profit	$1,591.5	$1,487.4	$104.1	7.0%
Gross margin:
New vehicle retail sales	11.6%	9.1%	2.4%
Used vehicle retail sales	5.8%	8.5%	(2.7)%
Used vehicle wholesale sales	1.8%	7.6%	(5.7)%
Total used	5.6%	8.5%	(2.8)%
Parts and service sales	53.3%	54.4%	(1.1)%
Total gross margin	19.5%	18.9%	0.6%
Units sold:
Retail new vehicles sold	73,307	87,597	(14,290)	(16.3)%
Retail used vehicles sold	92,490	94,574	(2,084)	(2.2)%
Wholesale used vehicles sold	14,104	19,388	(5,284)	(27.3)%
Total used	106,594	113,962	(7,368)	(6.5)%
Average sales price per unit sold:
New vehicle retail	$49,429	$44,406	$5,024	11.3%
Used vehicle retail	$31,029	$25,826	$5,202	20.1%
Gross profit per unit sold:
New vehicle retail sales	$5,722	$4,062	$1,660	40.9%
Used vehicle retail sales	$1,805	$2,202	$(397)	(18.0)%
Used vehicle wholesale sales	$182	$688	$(506)	(73.5)%
Total used	$1,590	$1,945	$(355)	(18.2)%
F&I PRU	$2,495	$2,100	$395	18.8%
Other:
SG&A expenses	$949.8	$869.0	$80.8	9.3%
Adjusted SG&A expenses (1)	$949.0	$867.1	$81.9	9.4%
SG&A as % gross profit	59.7%	58.4%	1.3%
Adjusted SG&A as % gross profit (1)	59.6%	58.3%	1.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$292.0	$305.4	$(13.4)	(4.4)%	$(52.8)	12.9%
Used vehicle retail sales	274.2	328.0	(53.8)	(16.4)%	(46.8)	(2.2)%
Used vehicle wholesale sales	28.1	38.1	(10.0)	(26.2)%	(4.8)	(13.5)%
Total used	302.3	366.1	(63.8)	(17.4)%	(51.6)	(3.3)%
Parts and service sales	58.7	60.5	(1.9)	(3.1)%	(10.1)	13.6%
F&I, net	16.0	15.6	0.4	2.5%	(2.8)	20.4%
Total revenues	$668.9	$747.6	$(78.7)	(10.5)%	$(117.4)	5.2%
Gross profit:
New vehicle retail sales	$25.5	$21.5	$4.0	18.7%	$(4.8)	41.1%
Used vehicle retail sales	15.2	23.9	(8.7)	(36.5)%	(2.6)	(25.6)%
Used vehicle wholesale sales	(0.3)	4.1	(4.4)	(106.3)%	—	(107.3)%
Total used	14.9	28.1	(13.1)	(46.8)%	(2.6)	(37.7)%
Parts and service sales	34.8	37.2	(2.4)	(6.4)%	(6.0)	9.8%
F&I, net	16.0	15.6	0.4	2.5%	(2.8)	20.4%
Total gross profit	$91.2	$102.4	$(11.1)	(10.9)%	$(16.2)	5.0%
Gross margin:
New vehicle retail sales	8.7%	7.0%	1.7%
Used vehicle retail sales	5.5%	7.3%	(1.8)%
Used vehicle wholesale sales	(0.9)%	10.9%	(11.8)%
Total used	4.9%	7.7%	(2.7)%
Parts and service sales	59.4%	61.5%	(2.1)%
Total gross margin	13.6%	13.7%	(0.1)%
Units sold:
Retail new vehicles sold	7,395	7,381	14	0.2%
Retail used vehicles sold	10,166	10,810	(644)	(6.0)%
Wholesale used vehicles sold	2,986	4,202	(1,216)	(28.9)%
Total used	13,152	15,012	(1,860)	(12.4)%
Average sales price per unit sold:
New vehicle retail	$39,485	$41,370	$(1,886)	(4.6)%	$(7,141)	12.7%
Used vehicle retail	$26,972	$30,346	$(3,374)	(11.1)%	$(4,602)	4.0%
Gross profit per unit sold:
New vehicle retail sales	$3,448	$2,910	$539	18.5%	$(650)	40.9%
Used vehicle retail sales	$1,496	$2,215	$(719)	(32.5)%	$(256)	(20.9)%
Used vehicle wholesale sales	$(87)	$987	$(1,074)	(108.8)%	$15	(110.3)%
Total used	$1,137	$1,872	$(735)	(39.3)%	$(195)	(28.9)%
F&I PRU	$909	$857	$53	6.1%	$(159)	24.7%
Other:
SG&A expenses	$63.6	$66.4	$(2.8)	(4.2)%	$(11.1)	12.4%
Adjusted SG&A expenses (1)	$62.3	$65.9	$(3.5)	(5.3)%	$(10.8)	11.0%
SG&A as % gross profit	69.7%	64.9%	4.8%
Adjusted SG&A as % gross profit (1)	68.3%	64.3%	4.0%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$844.5	$869.3	$(24.9)	(2.9)%	$(93.3)	7.9%
Used vehicle retail sales	831.4	819.6	11.8	1.4%	(86.0)	11.9%
Used vehicle wholesale sales	95.0	98.3	(3.3)	(3.3)%	(9.5)	6.3%
Total used	926.4	917.9	8.6	0.9%	(95.5)	11.3%
Parts and service sales	166.7	161.9	4.8	3.0%	(17.5)	13.8%
F&I, net	48.5	41.8	6.7	16.0%	(5.2)	28.4%
Total revenues	$1,986.2	$1,991.0	$(4.8)	(0.2)%	$(211.5)	10.4%
Gross profit:
New vehicle retail sales	$74.5	$54.6	$19.9	36.4%	$(8.6)	52.2%
Used vehicle retail sales	46.0	52.9	(6.9)	(13.1)%	(4.7)	(4.3)%
Used vehicle wholesale sales	(1.6)	6.6	(8.1)	(123.7)%	0.2	(126.1)%
Total used	44.4	59.5	(15.0)	(25.3)%	(4.5)	(17.7)%
Parts and service sales	99.9	98.3	1.6	1.6%	(10.6)	12.4%
F&I, net	48.5	41.8	6.7	16.0%	(5.2)	28.4%
Total gross profit	$267.4	$254.2	$13.2	5.2%	$(28.9)	16.5%
Gross margin:
New vehicle retail sales	8.8%	6.3%	2.5%
Used vehicle retail sales	5.5%	6.5%	(0.9)%
Used vehicle wholesale sales	(1.6)%	6.7%	(8.3)%
Total used	4.8%	6.5%	(1.7)%
Parts and service sales	59.9%	60.7%	(0.8)%
Total gross margin	13.5%	12.8%	0.7%
Units sold:
Retail new vehicles sold	20,406	21,300	(894)	(4.2)%
Retail used vehicles sold	27,587	28,359	(772)	(2.7)%
Wholesale used vehicles sold	8,781	11,439	(2,658)	(23.2)%
Total used	36,368	39,798	(3,430)	(8.6)%
Average sales price per unit sold:
New vehicle retail	$41,383	$40,813	$569	1.4%	$(4,571)	12.6%
Used vehicle retail	$30,138	$28,900	$1,238	4.3%	$(3,118)	15.1%
Gross profit per unit sold:
New vehicle retail sales	$3,650	$2,563	$1,087	42.4%	$(422)	58.9%
Used vehicle retail sales	$1,666	$1,865	$(199)	(10.7)%	$(169)	(1.6)%
Used vehicle wholesale sales	$(177)	$573	$(750)	(130.9)%	$18	(133.9)%
Total used	$1,221	$1,494	$(273)	(18.3)%	$(124)	(9.9)%
F&I PRU	$1,011	$842	$169	20.1%	$(108)	32.9%
Other:
SG&A expenses	$183.6	$169.2	$14.4	8.5%	$(19.5)	20.0%
Adjusted SG&A expenses (1)	$182.3	$168.7	$13.7	8.1%	$(19.2)	19.5%
SG&A as % gross profit	68.7%	66.6%	2.1%
Adjusted SG&A as % gross profit (1)	68.2%	66.3%	1.8%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$450.9	$14.3	$(1.3)	$(0.8)	$463.1
Income (loss) from operations	$279.9	$(14.3)	$1.3	$0.8	$267.7

Income (loss) before income taxes	$257.2	$(14.3)	$1.3	$0.8	$245.0
Less: Provision (benefit) for income taxes	60.2	(3.4)	—	0.2	56.9
Net income (loss) from continuing operations	197.1	(10.8)	1.3	0.6	188.1
Less: Earnings (loss) allocated to participating securities	5.4	(0.3)	—	—	5.2
Net income (loss) from continuing operations available to diluted common shares	$191.6	$(10.5)	$1.2	$0.6	$182.9

Diluted earnings (loss) per common share from continuing operations	$12.57	$(0.69)	$0.08	$0.04	$12.00

Effective tax rate	23.4%				23.2%

SG&A as % gross profit (1)	59.9%				61.5%
Operating margin (2)	6.7%				6.4%
Pretax margin (3)	6.2%				5.9%

Same Store SG&A expenses	$386.3	$—	$(1.3)	$(0.8)	$384.2
Same Store SG&A as % gross profit (1)	62.2%				61.9%

Same Store income from operations	$216.3	$—	$1.3	$0.8	$218.4
Same Store operating margin (2)	6.2%				6.3%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net loss from discontinued operations	$(1.3)	$—	$(1.3)
Less: earnings allocated to participating securities	—	—	—
Net loss from discontinued operations available to diluted common shares	$(1.3)	$—	$(1.3)

Net income (loss)	$195.7	$(8.9)	$186.8
Less: earnings (loss) allocated to participating securities	5.4	(0.2)	5.1
Net income (loss) available to diluted common shares	$190.3	$(8.7)	$181.6

Diluted (loss) earnings per common share from discontinued operations	$(0.09)	$—	$(0.09)
Diluted earnings (loss) per common share from continuing operations	12.57	(0.57)	12.00
Diluted earnings (loss) per common share	$12.48	$(0.57)	$11.91
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2021
	U.S. GAAP	Non-cash gain on interest rate swaps	Catastrophic events	Acquisition Costs	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$376.3	$—	$(0.6)	$(4.3)	$3.7	$—	$375.1
Asset impairments	$1.7	$—	$—	$—	$—	$(1.7)	$—
Income (loss) from operations	$241.5	$—	$0.6	$4.3	$(3.7)	$1.7	$244.5
Floorplan interest expense	$4.3	$0.9	$—	$—	$—	$—	$5.2

Income (loss) before income taxes	$224.1	$(0.9)	$0.6	$4.3	$(3.7)	$1.7	$226.2
Less: Provision (benefit) for income taxes	51.6	(0.2)	0.1	0.9	(0.8)	0.4	52.0
Net income (loss) from continuing operations	172.5	(0.7)	0.4	3.4	(2.9)	1.3	174.1
Less: Earnings (loss) allocated to participating securities	5.7	—	—	0.1	(0.1)	—	5.8
Net income (loss) from continuing operations available to diluted common shares	$166.8	$(0.7)	$0.4	$3.3	$(2.8)	$1.3	$168.4

Diluted earnings (loss) per common share from continuing operations	$9.35	$(0.04)	$0.02	$0.18	$(0.16)	$0.07	$9.44

Effective tax rate	23.0%						23.0%

SG&A as % gross profit (1)	58.9%						58.7%
Operating margin (2)	7.1%						7.2%
Pretax margin (3)	6.6%						6.6%

Same Store SG&A expenses	$368.4	$—	$(0.6)	$(4.3)	$3.7	$—	$367.2
Same Store SG&A as % gross profit (1)	58.8%						58.6%

Same Store income (loss) from operations	$239.5	$—	$0.6	$4.3	$(3.7)	$1.6	$242.3
Same Store operating margin (2)	7.1%						7.2%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(0.4)	$3.8	$3.4
Less: earnings allocated to participating securities	—	0.1	0.1
Net (loss) income from discontinued operations available to diluted common shares	$(0.4)	$3.7	$3.3

Net income	$172.1	$5.4	$177.5
Less: earnings allocated to participating securities	5.7	0.2	5.9
Net income available to diluted common shares	$166.4	$5.2	$171.7

Diluted (loss) earnings per common share from discontinued operations	$(0.02)	$0.21	$0.18
Diluted earnings per common share from continuing operations	9.35	0.09	9.44
Diluted earnings per common share	$9.33	$0.29	$9.62
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, asset impairment charges and a non-cash gain on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$1,329.6	$38.8	$(1.3)	$(0.8)	$—	$1,366.3
Asset impairments	$0.8	$—	$—	$—	$(0.8)	$—
Income (loss) from operations	$849.4	$(38.8)	$1.3	$0.8	$0.8	$813.5

Income (loss) before income taxes	$779.6	$(38.8)	$1.3	$0.8	$0.8	$743.7
Less: Provision (benefit) for income taxes	182.1	(9.1)	—	0.2	0.2	173.4
Net income (loss) from continuing operations	597.5	(29.7)	1.3	0.6	0.6	570.3
Less: Earnings (loss) allocated to participating securities	16.7	(0.8)	—	—	—	15.9
Net income (loss) from continuing operations available to diluted common shares	$580.8	$(28.9)	$1.2	$0.6	$0.6	$554.3

Diluted earnings (loss) per common share from continuing operations	$36.43	$(1.81)	$0.08	$0.04	$0.04	$34.77

Effective tax rate	23.4%					23.3%

SG&A as % gross profit (1)	59.2%					60.8%
Operating margin (2)	7.0%					6.7%
Pretax margin (3)	6.4%					6.1%

Same Store SG&A expenses	$1,133.4	$—	$(1.3)	$(0.8)	$—	$1,131.3
Same Store SG&A as % gross profit (1)	61.0%					60.9%

Same Store income from operations	$668.2	$—	$1.3	$0.8	$0.8	$671.0
Same Store operating margin (2)	6.6%					6.6%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(2.9)	$5.0	$2.1
Less: (loss) earnings allocated to participating securities	(0.1)	0.1	0.1
Net (loss) income from discontinued operations available to diluted common shares	$(2.8)	$4.9	$2.0

Net income (loss)	$594.6	$(22.2)	$572.4
Less: earnings (loss) allocated to participating securities	16.6	(0.6)	16.0
Net income (loss) available to diluted common shares	$578.0	$(21.6)	$556.4

Diluted (loss) earnings per common share from discontinued operations	$(0.18)	$0.31	$0.13
Diluted earnings (loss) per common share from continuing operations	36.43	(1.66)	34.77
Diluted earnings (loss) per common share	$36.25	$(1.35)	$34.90
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30, 2021
	U.S. GAAP	Non-cash loss on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Asset impairments	Tax rate changes	Non-GAAP adjusted
SG&A expenses	$1,056.2	$—	$(2.8)	$1.1	$(4.3)	$4.7	$—	$—	$1,054.9
Asset impairments	$1.7	$—	$—	$—	$—	$—	$(1.7)	$—	$—
Income (loss) from operations	$654.7	$—	$2.8	$(1.1)	$4.3	$(4.7)	$1.7	$—	$657.8
Floorplan interest expense	$20.5	$(1.4)	$—	$—	$—	$—	$—	$—	$19.1

Income (loss) before income taxes	$594.4	$1.4	$2.8	$(1.1)	$4.3	$(4.7)	$1.7	$—	$598.9
Less: Provision (benefit) for income taxes	132.2	0.3	0.6	(0.3)	0.9	(1.0)	0.4	1.9	135.1
Net income (loss) from continuing operations	462.2	1.1	2.2	(0.8)	3.4	(3.7)	1.3	(1.9)	463.8
Less: Earnings (loss) allocated to participating securities	15.5	—	0.1	—	0.1	(0.1)	—	(0.1)	15.6
Net income (loss) from continuing operations available to diluted common shares	$446.7	$1.1	$2.1	$(0.8)	$3.3	$(3.5)	$1.3	$(1.8)	$448.2

Diluted earnings (loss) per common share from continuing operations	$25.05	$0.06	$0.12	$(0.05)	$0.18	$(0.20)	$0.07	$(0.10)	$25.14

Effective tax rate	22.2%								22.6%

SG&A as % gross profit (1)	59.7%								59.6%
Operating margin (2)	6.6%								6.6%
Pretax margin (3)	5.9%								6.0%

Same Store SG&A expenses	$1,038.2	$—	$(2.8)	$—	$(4.3)	$4.7	$—	$—	$1,035.7
Same Store SG&A as % gross profit (1)	59.6%								59.5%

Same Store income (loss) from operations	$647.8	$—	$2.8	$—	$4.3	$(4.7)	$1.6	$—	$651.8
Same Store operating margin (2)	6.6%								6.6%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$2.8	$3.8	$6.6
Less: earnings allocated to participating securities	0.1	0.1	0.2
Net income from discontinued operations available to diluted common shares	$2.7	$3.7	$6.4

Net income	$465.0	$5.4	$470.4
Less: earnings allocated to participating securities	15.6	0.2	15.8
Net income available to diluted common shares	$449.4	$5.2	$454.6

Diluted earnings per common share from discontinued operations	$0.15	$0.21	$0.36
Diluted earnings per common share from continuing operations	25.05	0.08	25.14
Diluted earnings per common share	$25.21	$0.29	$25.50
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above, asset impairment charges and a non-cash loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended September 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$385.8	$14.3	$(0.8)	$399.3
SG&A as % gross profit (1)	58.5%			60.6%

Same Store SG&A expenses	$322.7	$—	$(0.8)	$321.9
Same Store SG&A as % gross profit (1)	60.9%			60.7%

	Three Months Ended September 30, 2021
	U.S. GAAP	Catastrophic events	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$308.7	$(0.6)	$(3.8)	$3.7	$308.1
SG&A as % gross profit (1)	57.7%				57.6%

Same Store SG&A expenses	$302.0	$(0.6)	$(3.8)	$3.7	$301.4
Same Store SG&A as % gross profit (1)	57.6%				57.5%

	Nine Months Ended September 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$1,133.0	$36.1	$(0.8)	$1,168.4
SG&A as % gross profit (1)	57.9%			59.7%

Same Store SG&A expenses	$949.8	$—	$(0.8)	$949.0
Same Store SG&A as % gross profit (1)	59.7%			59.6%

	Nine Months Ended September 30, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$883.0	$(2.8)	$1.7	$(3.8)	$4.7	$882.8
SG&A as % gross profit (1)	58.4%					58.4%

Same Store SG&A expenses	$869.0	$(2.8)	$—	$(3.8)	$4.7	$867.1
Same Store SG&A as % gross profit (1)	58.4%					58.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.K.
(Unaudited)
(In millions)

	Three Months Ended September 30, 2022
	U.S. GAAP	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$65.1	$(1.3)	$63.8
SG&A as % gross profit (1)	69.8%		68.4%

Same Store SG&A expenses	$63.6	$(1.3)	$62.3
Same Store SG&A as % gross profit (1)	69.7%		68.3%

	Three Months Ended September 30, 2021
	U.S. GAAP	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$67.6	$(0.6)	$67.0
SG&A as % gross profit (1)	65.2%		64.6%

Same Store SG&A expenses	$66.4	$(0.6)	$65.9
Same Store SG&A as % gross profit (1)	64.9%		64.3%

	Nine Months Ended September 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$196.6	$2.7	$(1.3)	$197.9
SG&A as % gross profit (1)	68.0%			68.4%

Same Store SG&A expenses	$183.6	$—	$(1.3)	$182.3
Same Store SG&A as % gross profit (1)	68.7%			68.2%

	Nine Months Ended September 30, 2021
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$173.3	$(0.6)	$(0.6)	$172.1
SG&A as % gross profit (1)	67.1%			66.7%

Same Store SG&A expenses	$169.2	$—	$(0.6)	$168.7
Same Store SG&A as % gross profit (1)	66.6%			66.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.